Exhibit 10.b

Agreement Regarding a Transfer of Harbin Jiarun Hospital Co., Ltd.'s Equity

Party A: Zhang Junsheng

Address: No. 38, South Street, Hulan District, Harbin

ID Number: 230121196811192016

Party B: Runteng Medical Group Co., Ltd

Address: Unit B&C, 20/F Full Win Commercial Centre, 573 Nathan Road, Yaumatei, Kowloon, Hong Kong

Legal representative: Zhang Junsheng

WHEREAS, JRSIS Health Care Corporation ("JRSS") is a company with Party A as the controlling shareholder, registered in Florida, USA and approved by the U.S. Securities and Exchange Commission to be listed in the United States. Runteng Medical Group Co., Ltd ("Runteng") is a company registered in Hong Kong. Harbin Jiarun Hospital Co., Ltd. ("Jiarun") is a domestic enterprise registered in Harbin with Party B holding 70% of its equity.

WHEREAS, Party A proposes to purchase the equity of Jiarun held by Party B and Party B agrees to transfer its equity in Jiarun.

Article 1: Transfer Subject and Transfer Price

1.1 Party B transfers 70% of Jiarun's equity held by it to Party A. Party A agrees to purchase 70% of Jiarun's equity held by Party B.

1.2 The transfer price determined by Party A and Party B shall be the market price on the transfer date of the 5,392,000 shares of JRSS held by Party A;

1.3 Party B guarantees that it has complete and independent rights and interests in the equity transferred to Party A, which is free from any pledge and not involved in any disputes or lawsuits.

Article 2: Payment of Transfer Price

2.1 Within 30 days after this Agreement takes effect, Party A shall, in accordance with the provisions of this Agreement, return its JRSS equity to Party B, and meanwhile, Party B shall transfer its corresponding equity of Jiarun Party A.

Article 3: Rights and Obligations of Both Parties

3.1 After the transfer procedure is completed, Party A will hold the shares of Jiarun transferred under this Agreement, enjoy the corresponding rights and assume the corresponding obligations; after the transfer procedure is completed, Party B will take back the JRSS stock held by Party A and hand it over to the JRSS to complete the cancellation of the stock.

3.2 Before the completion of the transfer, both parties shall keep confidential the transfer and all the contents involved.

3.3 Both parties shall transfer the equity on time in accordance with the stipulations in this Agreement.

3.4 Either party shall provide necessary collaboration and cooperation for the other party to handle legal procedures such as approval and change registration.

3.5 Party A and Party B make it clear that the deadline for Party B to enjoy the corresponding rights and obligations attached to Jiarun's shares held by Party B is March 31, 2022, and such rights and obligations will be transferred to Party A thereafter, unless the equity transfer hereunder has not been completed.

3.6 Party B undertakes to assume strict confidentiality responsibility for any proprietary information of the company (including but not limited to financial status, etc.) obtained during the period as a shareholder of the company, and promises not to

provide it to any third party for possession or use in any way, or use it for self-operated business.

Article 4: Miscellaneous

For matters not covered herein, both parties shall negotiate to sign a supplementary agreement.

This Agreement is signed at:

(Signature and Stamp Page Below)

Party A:

Legal representative (authorized representative)

Party B:

表人(授权代表)

Legal representative (authorized representative)

翻译专用章

Date of signing: Apr. 28, 2022

营业执照

（副 本）

统一社会信用代码 91310117570815463K

证照编号 27000000201601050036

名　　　称　上海译国译民翻译服务有限公司

类　　　型　有限责任公司(国内合资)

住　　　所　上海市松江区茸梅路 518 号 1 幢 1148 室

法定代表人　林世宋

注 册 资 本　人民币 1200.0000 万元整

成 立 日 期　2011 年 3 月 25 日

营 业 期 限　2011 年 3 月 25 日 至 2061 年 3 月 24 日

经 营 范 围　翻译服务，商务信息咨询，文化艺术活动交流策划，会议及展览服务，计算机软硬件开发，电脑图文设计制作（除网页）。

【依法须经批准的项目，经相关部门批准后方可开展经营活动】

此证件仅供翻译资质证明

上海译国译民翻译服务有限公司

登 记 机 关

上海市松江区市场监督管理局

2016 年 01 月 05 日

Business License for Enterprise as a Legal Person

(Duplicate)

Unified Social Credit No. 91310117570815463K

Certificate No. 27000000201601050036

Name:	Shanghai YGYM Translation Service Co., Ltd.
Address:	Room 1148, Block 1, No.518 of Rongmei Road, Songjiang District, Shanghai City
Name of Legal Representative:	Lin Shisong
Registered Capital:	RMB Twelve Million
Paid-up Capital:	RMB Twelve Million
Type of Enterprise:	Limited Liability Company (Joint venture owned by China)
Business Scope:	Translation service, and computer graphic design (Exclusive of web pages) (the items involving the administrative permits shall be subject to license)
Date of Establishment	March 25, 2011
Term of Operation	From March 25, 2011 to March 24, 2061
Validity of License:	From March 19, 2013 to March 24, 2061

Annual Inspection Status

Songjiang Branch Office of Administration for Industry and Commerce of Shanghai(sealed)

January 05, 2016

中国翻译协会

会员证书

会员类别： 单位会员

会员名称： 上海译国译民翻译服务有限公司

颁发时间： 2021年11月

统一编号： DD160717

此证件仅供翻译资质证明

中国翻译协会

2021年11月22日

（有效期至2022年12月31日）

关于哈尔滨嘉润医院有限公司
股权转让协议

甲方：张俊生

地址：哈尔滨市呼兰区南大街 38 号

证件号码：230121196811192016

乙方：Runteng Medical Group Co., Ltd

地址： Unit B&C, 20/F Full Win Commercial Centre, 573 Nathan Road, Yaumatei, Kowloon, Hong Kong

法定代表人：张俊生

鉴于 JRSIS Health Care Corporation 公司（简称“JRSS”）系由甲方作为控股股东，注册于美国佛罗里达州，经美国证监会批准在美国上市的企业。Runteng Medical Group Co., Ltd（简称“Runteng”）是一家注册于香港的企业。哈尔滨嘉润医院有限公司（简称“嘉润”）是一家注册于哈尔滨市的一家境内企业，乙方持有嘉润 70%股权。

鉴于甲方拟收购乙方持有的嘉润股权，乙方同意转让其持有的嘉润股权。

第一条：转让标的及价款

1.1 乙方将其持有的嘉润 70%股权转让给甲方。甲方同意受让乙方所持有的嘉润 70%股权。

1.2 甲乙双方确定的转让价格为甲方持有 JRSS 的 5,392,000 股股票对应转让日市场价；

1.3 乙方保证对其向甲方转让的股权享有完全的独立权益，没有设置任何质押，未涉及任何争议及诉讼。

第二条：转让对价的支付

2.1 本协议生效后__30__日内，甲方应按本协议的规定向乙方交回其持有的 JRSS 股权，同时乙方向甲方转让其持有嘉润对应股权。

第三条：双方的权利义务

3.1 本次转让过户手续完成后，甲方即持有本协议约定转让嘉润股份，享有相应的权益并承担相应义务；转让过户手续完成后，乙方收回甲方持有的 JRSS 的股票，并交由 JRSS 完成该股票注销事宜。

3.2 本次转让事宜在完成前，甲、乙双方均应对本次转让事宜及涉及的一切内容予以保密。

3.3 甲乙双方应按照本协议的约定按时转让股权。

3.4 甲乙双方应对对方办理批文、变更登记等法律程序提供必要协作与配合。

3.5 甲乙双方明确，乙方享有嘉润公司持股对应权利和应履行义务截止日期为 2022 年 3 月 31 日，之后转与甲方，本协议股权转让未能完成除外。

3.6 乙方承诺作为公司股东期间所获得的公司任何专有资讯(包括但不限于财务状况等)承担严格的保密责任，不会以任何方式提供给任何第三方占有或使用，亦不会用于自营业务。

第四条：其他

如有未尽事宜甲乙双方另行协商，并签署补充协议。

本协议签订地为：

(本页为本股权转让协议的签字盖章页)

甲方：

法定代表人(授权代表)

For and on behalf of
Medical Group Company Limited
团有限公司

乙方：

法定代表人(授权代表)

Authorized Signature(s)

签订日期：2022 年 4 月 28 日